                                                              EXHIBIT (99)(h)

                                                   Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                     Signature:

                                          /s/ Victor T. Adamo
                                          -------------------------
                                          Name:  Victor T. Adamo

                                                              EXHIBIT (99)(h)

                                                   Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                  Signature:

                                       /s/ John F. McCaffrey
                                       -----------------------------------
                                       Name:  John F. McCaffrey

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                        Signature:

                                             /s/ Isaac J. Powell
                                             -----------------------------
                                             Name:  Isaac J. Powell

                                                           EXHIBIT (99)(h)

                                                Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                          Signature:

                                               /s/ R. Kevin Clinton
                                               -----------------------------
                                               Name:  R. Kevin Clinton

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                     Signature:

                                          /s/ John F. Dodge, Jr.
                                          ------------------------------
                                          Name:  John F. Dodge, Jr.

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                   Signature:

                                        /s/ H. Harvey Gass
                                        -------------------------------
                                        Name:  H. Harvey Gass

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                      Signature:

                                           /s/ Ann F. Putallaz
                                           -------------------------------
                                           Name:  Ann F. Putallaz

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                      Signature:


                                           /s/ Jerry D. Campbell
                                           ---------------------------------
                                           Name:  Jerry D. Campbell

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                       Signature:

                                            /s/ W. Peter McCabe
                                            ----------------------------
                                            Name:  W. Peter McCabe

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                           Signature:

                                                /s/ Donald S. Young
                                                -----------------------------
                                                Name:  Donald S. Young

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                       Signature:

                                            /s/ William H. Woodhams
                                            -------------------------------
                                            Name:  William H. Woodhams

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                       Signature:

                                            /s/ Richard G. Alper
                                            ----------------------------
                                            Name:  Richard G. Alper

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                  Signature:

                                       /s/ Eliot H. Berg
                                       -----------------------------
                                       Name:  Eliot H. Berg

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                    Signature:

                                         /s/ Louis P. Brady
                                         ------------------------------
                                         Name:  Louis P. Brady

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                 Signature:

                                      /s/ Steven L. Salman
                                      ------------------------------
                                      Name:  Steven L. Salman

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                    Signature:

                                         /s/ Edward S. Truppman
                                         ------------------------------
                                         Name:  Edward S. Truppman

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                       Signature:

                                            /s/ Joseph C. Cauthen
                                            -----------------------------
                                            Name:  Joseph C. Cauthen

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                Signature:

                                     /s/ George A. Segal
                                     ---------------------------
                                     Name:  George A. Segal

                                                                EXHIBIT (99)(h)

                                                     Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                    Signature:

                                         /s/ Jack Wolfsdorf
                                         ---------------------------
                                         Name:  Jack Wolfsdorf

                                                               EXHIBIT (99)(h)

                                                    Director/Executive Officer


                                     CONSENT

         In the Joint Proxy Statement/Prospectus included in the Registration Statement on Form S-4 to which this Consent is an exhibit (the "Joint Proxy Statement/Prospectus"), I am named as a person who is, or in connection with the consummation of the Mergers (as that term is used in the Joint Proxy Statement/Prospectus) will be or become, a director of Professionals Insurance Company Management Group ("Professionals Group"). I hereby consent to being so named and confirm my consent to serve in such capacity. In addition, to the extent I am named in the Joint Proxy Statement/Prospectus as a person who is, or will be or become, an Executive Officer or other officer of Professionals Group or a director or officer of any subsidiary thereof, I hereby consent to being so named and confirm my consent to serve in such capacity.


Date:  April 13, 1998                         Signature:

                                              /s/ Annette E. Flood
                                              ------------------------------
                                              Name:  Annette E. Flood